Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche Investment Trust of our report dated November 27, 2017, relating to the financial statements and financial highlights, which appears in Deutsche Capital Growth Fund’s Annual Report on Form N-CSR for the year ended September 30, 2017. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche Investment Trust of our report dated November 27, 2017, relating to the financial statements and financial highlights, which appears in Deutsche Core Equity Fund’s Annual Report on Form N-CSR for the year ended September 30, 2017. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche Investment Trust of our report dated November 27, 2017, relating to the financial statements and financial highlights, which appears in Deutsche CROCI ® U.S. Fund’s Annual Report on Form N-CSR for the year ended September 30, 2017. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche Investment Trust of our report dated November 27, 2017, relating to the financial statements and financial highlights, which appears in Deutsche Small Cap Core Fund’s Annual Report on Form N-CSR for the year ended September 30, 2017. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche Investment Trust of our report dated November 27, 2017, relating to the financial statements and financial highlights, which appears in Deutsche Small Cap Growth Fund’s Annual Report on Form N-CSR for the year ended September 30, 2017. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2018